S:\funds\suppleme\b90stix.doc
Prospectus Supplement                                       41607 3/98
Dated March 9, 1998 to:

Putnam Growth Opportunities Fund
to Prospectus dated November 30, 1997

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                          Business experience
                               Year       (at least 5 years)
                              ------      -----------------

Carol C. McMullen              1995       Employed as an investment
Managing Director                         professional by Putnam
                                          Management since 1995.  Prior
                                          to June, 1995, Ms. McMullen
                                          was Senior Vice President and
Senior Portfolio Manager of
                                          Baring Asset Management.

C. Beth Cotner                 1998       Employed as an investment
professional
             Senior Vice President           by Putnam Management since
                             1995. Prior to September, 1995, Ms. Cotner was Executive Vice President of Kemper Financial Services.

Jeffrey R. Lindsey                          1996    Employed as an
                                          investment
             Senior Vice President           professional by Putnam
                             Management since 1994. Prior to April, 1994,
                             Mr. Lindsey was Vice President at Strategic
                             Portfolio Management Inc.